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                                                                    Exhibit 24.1



                            DIRECTORS AND OFFICERS OF
                            NATIONAL PROCESSING, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY


         The undersigned Directors and Officers of National Processing, Inc., an Ohio corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the registration of shares of National Processing, Inc. common stock, no par value, of the Corporation which will be offered under the National Processing, Inc., 2001 Restricted Stock Plan and with participations therein and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them and any such substitute.

         EXECUTED this 10th day of May, 2001.


                                             Director
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Aureliano Gonzalez-Baz


/s/ Paul G. Clark                            Chairman of the Board & Director
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Paul G. Clark


/s/ Jon L. Gorney                            Director
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Jon L. Gorney


/s/ Jeffrey P. Gotschall                     Director
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Jeffrey P. Gotschall


                                             Director
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Preston B. Heller, Jr.





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/s/ Jeffrey D. Kelly                         Director
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Jeffrey D. Kelly


/s/ J. Armando Ramirez                       Director
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J. Armando Ramirez


/s/ Robert G. Siefers                        Director
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Robert G. Siefers


/s/ Thomas A. Wimsett                        Director
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Thomas A. Wimsett